SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 7, 1998

                      GREENSTONE ROBERTS ADVERTISING, INC.

             (Exact name of registrant as specified in its charter)

                        Commission file number 000-17468

NEW YORK                                        11-2250305
(State or other jurisdiction of                (IRS Employer
 Incorporation or organization)              Identification No.)

ONE HUNTINGTON QUADRANGLE
SUITE 1C14
MELVILLE, NEW YORK                            11747
(Address of principal executive offices)     (Zip Code)



                                 (516) 249-2121
               Registrant's telephone number, including area code
                            -------------------------
Item 5.  OTHER EVENTS.


The Circuit Court of Pinellas County, Florida has granted Greenstone Roberts Advertising, Florida, a wholly owned subsidiary of Greenstone Roberts and The Gothard Group (a/k/a Gothard/Greenstone Roberts), a final judgment of $1,000,000 from Proven Edge Inc., a past client.

Greenstone Roberts and The Gothard Group have agreed to refrain from the enforcement of the final judgment until October 31, 1998 provided Proven Edge meets certain payment requirements between now and this final settlement date.

Management is concerned about Proven Edge's ability to pay the full judgment.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Greenstone Roberts Advertising, Inc.


                              By: /s/ Nelson C. Hunter
                                 ----------------------------
                                 Name:  Nelson C. Hunter
                                 Title: Senior Vice President
                                        and Chief Financial Officer